SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2001

PEASE OIL AND GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

0-6580
(Commission File Number)

87-0285520
(I.R.S. Employer Identification No.)

751 Horizon Court, Suite 203,
Grand Junction, Colorado 81506-8718
(Address of principal executive
offices including zip code)

(970) 245-5917
     (Registrant's telephone number,
including area code)

Item 5. OTHER EVENTS.

        The Registrant has announced its results of operations for the fourth quarter and year ended December 31, 2000 in its news release identified below and attached as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

Exhibit	99.1 News Release dated April 8, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             PEASE OIL AND GAS COMPANY

Dated         April 9, 2001                           By: /s/ Patrick J. Duncan
                                                                                    Patrick J. Duncan, President